                            CBEC RAILWAY INC. (CBEC)
                           INDUSTRIAL TRACK AGREEMENT

         THIS AGREEMENT, made and entered into this 18th day of June, 2008 by and between the CBEC RAILWAY INC., an Iowa corporation, (hereinafter called the
"Company") and SOUTHWEST IOWA RENEWABLE ENERGY, LLC, (hereinafter called the
"Industry").

                                   WITNESSETH:

     WHEREAS,  the Industry  desires the  maintenance  and operation of track to serve the Industry and be located near Council Bluffs, Iowa, as shown on the map which is to be  attached  hereto,  made a part  hereof  and marked  Exhibit  "A"
("Industry Track"); and

     WHEREAS,  the  Company  is  willing  that  said  Industry  Track  shall  be maintained and operated upon the terms and conditions herein set forth;

     NOW  THEREFORE,  in  consideration  of the  premises,  it is hereby  agreed between the parties hereto as follows:

     1. RIGHT OF WAY AND PUBLIC  AUTHORITY AND AUTHORITY  AND  ASSESSMENTS.  The
Industry  shall (i) procure and furnish,  without  expense to the  Company,  all necessary  rights of way,  including  all necessary  authority  and  permission, public or private,  for the maintenance and operation of the Industry Track, and
(ii) timely pay (A) all compensation and assessments required at any time by any municipality,  governmental  agency,  or person for the privilege of maintaining and operating said track, and (B) all special assessments, taxes and the cost of or related to or resulting from an and all public  improvements,  levied or made against, upon, or on account of the Industry Track.

     2. RAIL SWITCH  CONSTRUCTION  AND  MAINTENANCE.  Industry shall construct a point of access rail switch ("Rail Switch") depicted as Point "A" on Exhibit "A"
at its sole cost in compliance with Company's  material  specifications and must be  installed  during a  time-period  and  duration  approved by Company,  which approval shall not be unreasonably  withheld,  delayed, or conditioned  provided that requiring  'expedited  construction'  during time windows that do not delay rail traffic over Company's line shall not be considered unreasonable. Any costs associated  with  installation  and ongoing  inspection and  maintenance of Rail
Switch shall be borne by Industry.  Further,  Industry shall be responsible  for obtaining permission and compliance with any requirements from any third parties required  for the  construction  and  maintenance  of the Rail  Switch and shall indemnify and hold Company  harmless for any failures to do so.  Company may, at its sole option,  and at Industry's  expense,  provide  maintenance  to the Rail
Switch  should the Company deem this switch to be  insufficiently  maintained by
Industry.  Any ongoing  maintenance  performed  on this Rail Switch must also be performed  during a time period and  duration  approved  by Company.  Failing to comply with the point of access rail switch  provisions  shall be  considered  a material default of this Agreement by Industry.  The term "maintenance," as used in this Section,  is intended to and shall  include,  repairs to the Rail Switch and the removal of snow, ice, weeds, and other obstructions  therefrom,  each in accordance with Association of American of Railroads  ("AAR"),  Federal Railroad
Administration ("FRA") and state and local standards.

                                  Page 1 of 5

     3. INDUSTRY  TRACK  MAINTENANCE.  The Industry shall bear and pay the cost and expense of maintenance of the Industry Track in accordance with AAR, FRA and state and local standards.  The term "maintenance",  as used in this Section, is
intended  to  and  shall  include,  in  addition  to  repairs,   all  additions,
betterments,  and changes to the Industry  Track,  and the removal of snow, ice, weeds,  and other  obstructions  therefrom.  The necessity for such  maintenance shall be  determined  by the  Company.  In  addition,  the  Company or its agent reserves the right to install,  maintain, and operate such derails, signals, and other safety devices  (wheresoever  located) and to employ such flagmen or other employees,  as in its sole judgment may be necessary to assure safe operation of the Industry Track, or as may be required by public authority,  and the Industry agrees to pay to the Company or its agent the cost and expense thereof.

     4.  CHANGES  AND  ADDITIONS.  The  Company  shall bear and pay the cost and expense of all future  changes  in the  Industry  Track  rendered  necessary  by changes in the Company's other tracks, property, or operating requirements.  The
Industry  shall bear and pay the cost and  expense of all future  changes in, or additions to, all tracks and property,  regardless of the ownership thereof, and also of all construction,  made necessary by the maintenance or operation of the
Industry  Track  or  any  changes   thereto.   This  paragraph  shall  apply  to
electrification,  track elevation or depressions,  and grade separation, as well as any other repairs, additions, betterments, or changes whatsoever.

     5.  PAYMENT IN  ADVANCE  FOR ITEMS TO BE  FURNISHED  BY THE  COMPANY.  (Not
applicable)

     6.  SERVICE.  The  Company  or its agent  shall,  during  the  period  this
Agreement is in effect,  deliver upon the Industry  Track all freight in carload lots consigned to the Industry,  and shall place  thereupon cars for loading and unloading  of freight in carload  lots by the  Industry.  All such service to be performed is subject to applicable  legal  requirements  and in conformity  with applicable rates, rules, and regulations.

     7.  OBSTRUCTIONS AND CLEARANCES,  CHANGES AND OPERATING RULES. The Industry
shall not place,  or peunit to be placed,  any equipment,  material,  structure, pole, or other obstruction, or any excavation within 9.0 feet, on straight track or 10.5 feet on curved  track,  laterally  distant of the track  centerline,  or within 23 feet vertically  from the top of the rail of the Industry  Track.  The
Company's  knowledge  of any  obstruction  and  the  Company's  or  its  agent's continued  operation on the Industry Track shall not constitute a waiver of this covenant.  Industry  shall  hereaftero  comply with any new legal or  reasonable operating  requirements  regarding  clearances.  The Industry  shall observe and comply with all applicable rules and regulations concerning use and operation of the Industry Track and the loading, unloading, and movement of cars thereupon.

     8. USE OF THE  TRACK.  The  Company  shall  not  have the  right to use the
Industry  Track,  and any extension  thereof,  for any purpose  unless  Industry consents to such use in writing.  In the event such use by Company is permitted,
Company shall be responsible for all damage to the Industry Track and any othero damage to persons or property occasioned by such use of the Industry Track.

                                  Page 2 of 5

     9. FIRE INDEMNITY  CLAUSE.  It is commonly  understood that the movement of railroad  locomotives  involves  some risk of fire.  The  Industry  assumes  all responsibility for, and agrees to indemnify the Company against,  loss or damage to Industry property or to property upon its premises,  arising from fire caused by  locomotives  operating  on the  Industry  Track,  or in its vicinity for the purpose of serving said Industry.

     10. GENERAL  INDEMNITY CLAUSE.  The Industry agrees to indemnify,  and hold harmless,  the Company for loss,  damage,  or injury from any act or omission of the Industry, its employees, or agents, to the person or property of the parties hereto and their employees, and to the person or property of any other person or corporation,  in connection with or resulting from Industry's  performance of or failure to perform its obligations hereunder.

     11.  ENVIRONMENTAL  AND  OCCUPATIONAL  INDEMNITY  CLAUSE.   Notwithstanding
anything herein to the contrary,  Industry agrees that in the maintenance of the
Industry Track, it will comply with applicable laws, including,  but not limited to,  any laws,  standards,  regulations,  or  permit  requirements  relating  to environmental pollution or contamination,  or to occupational health and safety;
Industry  agrees to  indemnify  and hold  harmless  the  Company for any and all claims,  demands,  lawsuits,  or liability for loss, fines, damage,  injury, and death and all expenses and costs,  including attorneys' fees, resulting from, or arising out of, the maintenance of the Industry  Track,  including any discharge or emission therefrom or for the violation of any law, standard,  regulation, or permit  requirement  relating to environmental  pollution or contamination or to occupational health and safety.

     12. END CLEARANCE. Intentionally omitted.

     13. COMPANY MAY TERMINATE. The Company shall have the right, at its option, to terminate this Agreement, and thereaftero, at any time, at the expense of the
Industry,  disconnect  the Industry Track and take up and remove all or any part thereof owned by the Company  (including  and  restoration  of the property upon which  same is  located  to its former  condition),  if the  Industry  shall (i)
discontinue  the use of the Industry  Track,  (ii) make any assignment of rights hereunder without the Company's written consent,  (iii) fail to pay when due any amount  owing to the  Company  under this  Agreement,  or (iv) fail or refuse to perform any other obligation  herein,  on the part of the Industry to be kept or performed  following  written  notice of such  failure  from Company to Industry providing Industry a reasonable opportunity to cure same.

     14. OWNERSHIP AND PAYMENT OF SALVAGE.  The Company shall own Industry Track extending from point lettered "A" to point lettered "B", located on its right of way,  (however,  the Industry shall have salvage equity,  and the Industry shall own track  extending  from point lettered "B" to point lettered "C". as shown on said Exhibit "A"). Upon the  termination of this Agreement,  the Industry shall, at the option of the Company,  pay the cost and expense of removing the Industry
Track owned by the Company and restoring  the Company's  tracks and property and public  property to the condition in which it would have been had not said track been constructed. (At the election of the Industry, the Company shall pay to the
Industry the salvage  value of usable  material paid for by the Industry in that part of the Industry  Track owned by the Company  (less  fifteen  percent  (15%)
thereof to defray the cost of

                                  Page 3 of 5

transportation  and handling) or deliver said  material to the Industry,  unless the  Industry  no longer has any equity  interest  in that part of the  Industry
Track).

     15.  ASSIGNMENT.  The  Industry  shall not  assign  this  Agreement  or any interest  therein,  without  the  written  consent of the  Company  except to an affiliate of Industry or to any financial  institution(s) as collateral security for any  financing  provided to Industry.  Subject to the above  limitation  and exceptions,  this Agreement  shall be binding upon the respective  parties,  and their respective heirs, executors, administrators, successors, and assigns.

     16.  PERFORMANCE.  In the  event  any of the  terms or  provisions  of this
Agreement  have been  carried out or  performed  prior to the date of  execution hereof, it is understood and agreed that this Agreement shall nevertheless be of the same force and effect as though same had been  executed by the parties prior to such performance.

     17.  FORCE  MAJEURE.  The  Company or its agent shall not be  obligated  to operate on the Industry Track if it shall be prevented or hindered from doing so by acts of God, public authority, strikes, riots, terrorism, laboro disputes, or any cause beyond its control.

     18. INTEREST OF COMPANY.  This Agreement shall inure to the benefit of, and be binding upon (i) the parties  hereto,  (ii) the successors and assigns of the parties hereto, and (iii) the person,  firm,  partnership,  or corporation other than the Company that may be duly  designated  by the Company or future owner of the Company's  lines of railroad and Industry Track as the one (1) sole operator designated to conduct  freight  operations  over the Company's lines of railroad and the Industry Track.

     19. SUBORDINATION. (Intentionally Left Blank)

     20. GOVERNING LAW AND PERFORMANCE. This Agreement shall be performed by the parties in Council Bluffs, Pottawattamie County, Iowa. In the event the Industry is non-resident  of the State of Iowa, said  performance of this Agreement shall be  deemed  as  doing  business  in Iowa,  shall be  deemed  to  constitute  the appointment of the Secretary of State of Iowa to be said non-resident's true and lawful  attorney upon whom may be served process in accordance  with  applicable law and any process or  original  notice  served  under such law shall be of the same legal force and effect as of served personally upon the Industry within the
State of Iowa.  The  parties  intend  this  Agreement  to be  executed  in,  and interpreted,  construed and enforced in accordance with the laws of the State of
Iowa.

                                  Page 4 of 5

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  agreement to be executed as of the day and year herein above stated.

                                        CBEC RAILWAY INC.

ATTEST:                                 By: /s/ Richard Singer
                                           -------------------------------------
/s/ Paul J. Leighton                    Title: Vice President, CBEC Railway, Inc.
-----------------------------------           ----------------------------------
Secretary

                                        SOUTHWEST IOWA RENEWABLE ENERGY, LLC

ATTEST:                                 By: /s/ Mark Drake
                                           -------------------------------------
 /s/ Laura Schultz                      Title:  President & CEO
-----------------------------------           ----------------------------------
Secretary

                                  Page 5 of 5

Exhibit "A"

NO SCALE
BNSF MAIN LINE 8924
INTERSTATE 29
INTERSTATE 29
189TH STREET
Point "A"
Point "B"
Point "C"
CBEC ROW
SIRE ETHANOL PLANT
MID AMERICAN ENERGY
TRACK 1 – DROP EMPTY CARS
TRACK 2 – DROP EMPTY CARS
TRACK 3 (FUTURE) – DROP LOADED CARS
LEGEND
INCOMING TRAINS
EXISTING TRACK
hgm ASSOCIATES INC.
PLG
SMB
TLS
RAIL SPUR AND STORAGE LOOP
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
RAIL OPERATIONS PLAN
project no. 17315
date AUG. '07
sheet 1 OF 1